              EXHIBIT 99.2            Earnings Release Supplement  Second Quarter 2022

Citizens Community Bancorp, Inc.

Table of Contents

	Page(s)
Cautionary Notes and Additional Disclosures	2
COVID-19 Related Loan Deferrals	3
Non-Owner Occupied CRE	4
Owner Occupied CRE	5
Multi-family	6
Commercial & Industrial Loans	7
Construction & Development Loans	8
Agricultural Real Estate & Operating Loans	9
Hotel Loans	10
Restaurant Loans	11
Campground Loans	12
Credit Quality/Risk Rating Descriptions	13
Loans by Risk Rating as of June 30, 2022	14
Loans by Risk Rating as of March 31, 2022	15
Loans by Risk Rating as of December 31, 2021	16
Loans by Risk Rating as of June 30, 2021	17
Allowance for Loan Losses	18
Aging Analysis as of June 30, 2022, and March 31, 2022	19
Aging Analysis as of December 31, 2021, and June 30, 2021	20
Nonaccrual Loans Roll forward	21
Other Real Estate Owned Roll forward	21
Troubled Debt Restructurings in Accrual Status	21
Acquired Loans – Non-Accretable Difference and Accretable Discount Tables	22
SBA PPP loans and SBA PPP net deferred loan fee accretion by year of origination	23
Earnings Per Share	24
Selected Capital Composition Highlights – Bank and Company	25
Non-GAAP Financial Measures	26
Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP)	26
Key Financial Metrics Based on Net Income as Adjusted	27
Reconciliation of Return on Average Assets as Adjusted (non-GAAP)	27
Reconciliation of Return on Average Equity as Adjusted (non-GAAP)	27

1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; acts of terrorism and political or military actions by the United States or other governments; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; higher lending risks associated with our commercial and agricultural banking activities; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; cybersecurity risks; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for loan losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 2, 2022, the Company’s Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 4, 2022 and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

COVID-19 Related Loan Deferrals Dollars in Thousands COVID‐19 Deferrals Balance Number of  Loans Commercial Deferrals Hotel Loans ‐$                    ‐  Other Commercial Loans ‐                   ‐  Total Commercial Deferrals ‐                   ‐  Residential Deferrals 363                  5  Consumer Deferrals ‐                     ‐  Total Deferrals 363$                                 5  June 30, 2022 3

Citizens Community Bancorp Inc.

Non – Owner Occupied CRE

Non – Owner Occupied CRE As of 6/30/22



21%
21%
12%
11%
11%
8%
5%
4%
3%
4%
Hotel
CRE - Retail
CRE - Office
CRE - Industrial/Manufacturing
CRE - Mixed Use
Investor Residential
CRE - Senior Living
CRE - Warehouse/Mini Storage
CRE - Campground
Other

By Geography As of 6/30/22



5%
32%
63%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE

	As of 6/30/22	As of 3/31/22
Loan Balance Outstanding In Millions	$455	$466
Number of Loans	759	758
Average Loan Size In Thousands	$599	$615
Approximate Weighted Average LTV	63%	62%
Approximate Weighted Average DSCR	2.2x	2.2x
Weighted Average Seasoning In Months	25	24
Trailing 12 Month Net Charge-Offs	0.01%	0.01%

Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

4

22% 16% 13%9% 9% 8% 6% 5% 12% CRE Campground CRE Restaurant CRE Industrial/Manufacturing CRE Retail CRE Mixed Use CRE Warehouse/Mini Storage CRE Senior Living CRE Office Other Owner  Occupied CRE As of 6/30/22 Portfolio Fundamentals 70% 9% 21% Wisconsin Minnesota Other By Geography As of 6/30/22 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5‐10 years with 20‐year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE As of  6/30/22 As of  3/31/22 $248  $223  423 426 $587  $524  Approximate Weighted Average LTV 49% 50% 2.2x 2.2x Weighted Average Seasoning In Months 28 30 0.00% 0.00% Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 5

Portfolio Fundamentals 62% 37% 1% Wisconsin Minnesota Other By Geography As of 6/30/22 6% 41% 35% 5% 9% 4% 2022 2021 2020 2019 2018 Prior By Vintage As of 6/30/22 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi‐family sponsors experienced owners with multi‐project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5‐10 years with 20 to 25‐year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family As of    6/30/22 As of     3/31/22 $180 $179 114 113 $1.58 $1.59 67% 68% Approximate Weighted Average DSCR 1.7x 1.7x 21 20 0.00% 0.00% Approximate Weighted Average LTV Weighted Average Seasoning In Months Trailing 12 Month Net Charge‐Offs Portfolio Characteristics ‐ Multi‐family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions 6

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial As of 6/30/22


18%
13%
11%
10%
8%
7%
7%
5%
5%
3%
3%
2%
2%
6%
Manufacturing
Public Admin
Wholesale Trade
Retail Trade
Agriculture
Administrative Support
Other Services
Finance and Insurance
Transportation and Warehousing
Real Estate, Rental and Leasing
Construction
Education Services
Health Care
Other

By Geography As of 6/30/22


1%
11%
88%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

	As of 6/30/22	As of 3/31/22
Loan Balance In Millions	$139	$121
Number of Loans	707	710
Average Loan Size In Thousands	$197	$170
Approximate Weighted Average DSCR	4.3X	2.3x
Weighted Average Seasoning In Months	29	30
Trailing 12 Month Net Charge-Offs	0.01%	0.01%
Committed Line, if collateral	58	57

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

7

Citizens Community Bancorp Inc.

Construction & Development Loans

Commercial & Development As of 6/30/22



22%
21%
12%
10%
7%
5%
4%
3%
3%
3%
10%
1-4 Family
Multi-Family
Warehouse/Mini
Campgrounds
Senior Living
Mixed Use
Hospitality
Retail
Land
Industrial/Manufacturing
Other

By Geography As of 6/30/22



43%
23%
12%
9%
5%
4%
4%
Wisconsin
Minnesota
South Dakota
Iowa
Michigan
Florida
Other

Portfolio Characteristics - Construction & Development

	As of 6/30/22	As of 3/31/22
Loan Balance Outstanding In Millions	$115	$88
Number of Loans	138	128
Average Loan Size In Thousands	$835	$687
Approximate Weighted Average LTV	60%	60%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	51%	43%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement
- 1-4 residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally, 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

8

36% 26% 21% 17% Crop Other Farming Dairy Other Agricultural As of 6/30/22 Portfolio Fundamentals 69% 28% 3% Wisconsin Minnesota Other By Geography As of 6/30/22 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital Agricultural Real Estate & Operating Loans As of   6/30/22 As of   3/31/22 $102 $104 539 546 $190 $191 1.9x 1.9x 32 32 0.17% ‐0.03% Approximate Weighted Average DSCR Weighted Average Seasoning  In Months Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 9

66% 27% 7% Limited Service Full Service Other Hotels As of 6/30/22 Portfolio Fundamentals 44% 40% 16% Minnesota Wisconsin Illinois By Geography As of 6/30/22 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans As of 6/30/22 As of  3/31/22 $97  $105  27 32 $3.6  $3.0  61% 58% 2.6x 2.5x 0.00% 0.00%Trailing 12 Month Net Charge Offs Number of Loans Approximate DSCR ‐ Non‐Construction Portfolio Characteristics ‐ Hotels Loan Balance Outstanding In Millions  Average Loan Size In Millions Approximate Weighted Average LTV 10

66% 11% 7% 4% 3% 9% Culver's ‐ Limited Service Restaurants Other National Limited Services Drinking Establishments Bowling Centers Other Restaurants As of 6/30/22 Portfolio Fundamentals 70% 18% 12% Wisconsin Minnesota Other By Geography As of 6/30/22 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20‐year amortization with 5 to 10‐year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Lessors of RE include investor and owner‐occupied structure Restaurant Loans As of  6/30/22 As of  3/31/22 $48  $47  77 80 $619  $592  55% 56% 3.6x 3.6x 0.00% 0.00% Portfolio Characteristics ‐ Restaurants Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 11

7% 33% 34% 11% 4% 4% 7% 2022 2021 2020 2019 2017 2016 Prior By Vintage As of 6/30/22 Portfolio Fundamentals 32% 13% 11%9% 7% 6% 5% 5% 12% Wisconsin Ohio Maryland Pennsylvania Utah Kentucky New Jersey Iowa Other By Geography As of 6/30/22 • Experienced multi‐unit operators and owner‐occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5‐10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge‐off history Campground Loans As of  6/30/22 As of  3/31/22 $82  $76  51 47 $1.6  $1.6  43% 40% 1.7x 1.7x 28 27 0.00% 0.00% Portfolio Characteristics ‐ Campgrounds Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV Weighted Average Seasoning in Months 12

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 13

Below is a breakdown of loans by risk rating as of June 30, 2022:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 583,783	$ 6,084	$ 6,134	$ —	$ —	$ 596,001
Agricultural real estate	55,382	406	1,535	—	—	57,323
Multi-family real estate	175,684	280	—	—	—	175,964
Construction and land development	113,974	—	43	—	—	114,017
C&I/Agricultural operating:						
Commercial and industrial	112,171	10,448	1,494	—	—	124,113
Agricultural operating	18,230	52	2,005	—	—	20,287
Residential mortgage:						
Residential mortgage	63,266	—	2,441	—	—	65,707
Purchased HELOC loans	3,419	—	—	—	—	3,419
Consumer installment:						
Originated indirect paper	12,651	—	85	—	—	12,736
Other consumer	7,416	—	56	—	—	7,472
Originated loans before SBA PPP loans	$ 1,145,976	$ 17,270	$ 13,793	$ —	$ —	$ 1,177,039
SBA PPP loans	—	—	—	—	—	—
Total originated loans	$ 1,145,976	$ 17,270	$ 13,793	$ —	$ —	$ 1,177,039
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 104,436	$ —	$ 2,480	$ —	$ —	$ 106,916
Agricultural real estate	17,581	—	2,903	—	—	20,484
Multi-family real estate	3,965	—	—	—	—	3,965
Construction and land development	1,035	—	136	—	—	1,171
C&I/Agricultural operating:						
Commercial and industrial	14,647	4	238	—	—	14,889
Agricultural operating	4,125	—	57	—	—	4,182
Residential mortgage:						
Residential mortgage	21,798	—	1,070	—	—	22,868
Consumer installment:						
Other consumer	310	—	3	—	—	313
Total acquired loans	$ 167,897	$ 4	$ 6,887	$ —	$ —	$ 174,788
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 688,219	$ 6,084	$ 8,614	$ —	$ —	$ 702,917
Agricultural real estate	72,963	406	4,438	—	—	77,807
Multi-family real estate	179,649	280	—	—	—	179,929
Construction and land development	115,009	—	179	—	—	115,188
C&I/Agricultural operating:						
Commercial and industrial	126,818	10,452	1,732	—	—	139,002
Agricultural operating	22,355	52	2,062	—	—	24,469
Residential mortgage:						
Residential mortgage	85,064	—	3,511	—	—	88,575
Purchased HELOC loans	3,419	—	—	—	—	3,419
Consumer installment:						
Originated indirect paper	12,651	—	85	—	—	12,736
Other consumer	7,726	—	59	—	—	7,785
Gross Loans Before SBA PPP Loans	$ 1,313,873	$ 17,274	$ 20,680	$ —	$ —	$ 1,351,827
SBA PPP loans	—	—	—	—	—	—
Gross loans	$ 1,313,873	$ 17,274	$ 20,680	$ —	$ —	$ 1,351,827
Less:						
Unearned net deferred fees and costs and loans in process						(2,338)
Unamortized discount on acquired loans						(2,634)
Allowance for loan losses						(16,825)
Loans receivable, net						$ 1,330,030

14

Below is a breakdown of loans by risk rating as of March 31, 2022:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 569,560	$ 659	$ 5,070	$ —	$ —	$ 575,289
Agricultural real estate	50,111	784	1,788	—	—	52,683
Multi-family real estate	175,186	285	—	—	—	175,471
Construction and land development	86,869	—	128	—	—	86,997
C&I/Agricultural operating:						
Commercial and industrial	108,370	48	4	—	—	108,422
Agricultural operating	18,792	68	5,160	—	—	24,020
Residential mortgage:						
Residential mortgage	57,145	—	2,730	—	—	59,875
Purchased HELOC loans	3,487	—	—	—	—	3,487
Consumer installment:						
Originated indirect paper	14,396	—	112	—	—	14,508
Other consumer	7,772	—	70	—	—	7,842
Originated loans before SBA PPP loans	$ 1,091,688	$ 1,844	$ 15,062	$ —	$ —	$ 1,108,594
SBA PPP loans	2,071	—	—	—	—	2,071
Total originated loans	$ 1,093,759	$ 1,844	$ 15,062	$ —	$ —	$ 1,110,665
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 111,371	$ —	$ 3,114	$ —	$ —	$ 114,485
Agricultural real estate	18,424	—	4,609	—	—	23,033
Multi-family real estate	4,016	—	—	—	—	4,016
Construction and land development	729	—	154	—	—	883
C&I/Agricultural operating:						
Commercial and industrial	12,342	5	253	—	—	12,600
Agricultural operating	4,501	—	236	—	—	4,737
Residential mortgage:						
Residential mortgage	23,507	—	1,391	—	—	24,898
Consumer installment:						
Other consumer	346	—	3	—	—	349
Total acquired loans	$ 175,236	$ 5	$ 9,760	$ —	$ —	$ 185,001
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 680,931	$ 659	$ 8,184	$ —	$ —	$ 689,774
Agricultural real estate	68,535	784	6,397	—	—	75,716
Multi-family real estate	179,202	285	—	—	—	179,487
Construction and land development	87,598	—	282	—	—	87,880
C&I/Agricultural operating:						
Commercial and industrial	120,712	53	257	—	—	121,022
Agricultural operating	23,293	68	5,396	—	—	28,757
Residential mortgage:						
Residential mortgage	80,652	—	4,121	—	—	84,773
Purchased HELOC loans	3,487	—	—	—	—	3,487
Consumer installment:						
Originated indirect paper	14,396	—	112	—	—	14,508
Other consumer	8,118	—	73	—	—	8,191
Gross Loans Before SBA PPP Loans	$ 1,266,924	$ 1,849	$ 24,822	$ —	$ —	$ 1,293,595
SBA PPP loans	2,071	—	—	—	—	2,071
Gross loans	$ 1,268,995	$ 1,849	$ 24,822	$ —	$ —	$ 1,295,666
Less:						
Unearned net deferred fees and costs and loans in						(2,223)
Unamortized discount on acquired loans						(3,267)
Allowance for loan losses						(16,818)
Loans receivable, net						$ 1,273,358

15

Below is a breakdown of loans by risk rating as of December 31, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 572,724	$ 667	$ 5,004	$ —	$ —	$ 578,395
Agricultural real estate	50,834	1,267	271	—	—	52,372
Multi-family real estate	173,760	290	—	—	—	174,050
Construction and land development	75,146	—	3,467	—	—	78,613
C&I/Agricultural operating:						
Commercial and industrial	107,798	57	82	—	—	107,937
Agricultural operating	23,935	764	1,503	—	—	26,202
Residential mortgage:						
Residential mortgage	60,754	—	3,101	—	—	63,855
Purchased HELOC loans	3,706	—	165	—	—	3,871
Consumer installment:						
Originated indirect paper	15,818	—	153	—	—	15,971
Other consumer	8,404	—	69	—	—	8,473
Originated loans before SBA PPP loans	$ 1,092,879	$ 3,045	$ 13,815	$ —	$ —	$ 1,109,739
SBA PPP loans	8,755	—	—	—	—	8,755
Total originated loans	$ 1,101,634	$ 3,045	$ 13,815	$ —	$ —	$ 1,118,494
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 116,839	$ 1,314	$ 1,917	$ —	$ —	$ 120,070
Agricultural real estate	21,051	—	5,072	—	—	26,123
Multi-family real estate	4,299	—	—	—	—	4,299
Construction and land development	735	172	—	—	—	907
C&I/Agricultural operating:						
Commercial and industrial	13,931	5	294	—	—	14,230
Agricultural operating	4,936	—	450	—	—	5,386
Residential mortgage:						
Residential mortgage	25,869	—	1,266	—	—	27,135
Consumer installment:						
Other consumer	398	—	3	—	—	401
Total acquired loans	$ 188,058	$ 1,491	$ 9,002	$ —	$ —	$ 198,551
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 689,563	$ 1,981	$ 6,921	$ —	$ —	$ 698,465
Agricultural real estate	71,885	1,267	5,343	—	—	78,495
Multi-family real estate	178,059	290	—	—	—	178,349
Construction and land development	75,881	172	3,467	—	—	79,520
C&I/Agricultural operating:						
Commercial and industrial	121,729	62	376	—	—	122,167
Agricultural operating	28,871	764	1,953	—	—	31,588
Residential mortgage:						
Residential mortgage	86,623	—	4,367	—	—	90,990
Purchased HELOC loans	3,706	—	165	—	—	3,871
Consumer installment:						
Originated indirect paper	15,818	—	153	—	—	15,971
Other consumer	8,802	—	72	—	—	8,874
Gross Loans Before SBA PPP Loans	$ 1,280,937	$ 4,536	$ 22,817	$ —	$ —	$ 1,308,290
SBA PPP loans	8,755	—	—	—	—	8,755
Gross loans	$ 1,289,692	$ 4,536	$ 22,817	$ —	$ —	$ 1,317,045
Less:						
Unearned net deferred fees and costs and loans in process						(2,482)
Unamortized discount on acquired loans						(3,600)
Allowance for loan losses						(16,913)
Loans receivable, net						$ 1,294,050

16

Below is a breakdown of loans by risk rating as of June 30, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 419,278	$ 506	$ 781	$ —	$ —	$ 420,565
Agricultural real estate	41,425	378	1,122	—	—	42,925
Multi-family real estate	113,491	299	—	—	—	113,790
Construction and land development	86,108	—	3,478	—	—	89,586
C&I/Agricultural operating:						
Commercial and industrial	77,758	16	3,009	—	—	80,783
Agricultural operating	21,261	22	1,731	—	—	23,014
Residential mortgage:						
Residential mortgage	69,549	—	3,416	—	—	72,965
Purchased HELOC loans	4,715	—	234	—	—	4,949
Consumer installment:						
Originated indirect paper	20,196	—	181	—	—	20,377
Other consumer	10,250	—	46	—	—	10,296
Originated loans before SBA PPP loans	$ 864,031	$ 1,221	$ 13,998	$ —	$ —	$ 879,250
SBA PPP loans	74,925	—	—	—	—	74,925
Total originated loans	$ 938,956	$ 1,221	$ 13,998	$ —	$ —	$ 954,175
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 124,647	$ 10,876	$ 3,974	$ —	$ —	$ 139,497
Agricultural real estate	24,576	—	5,164	—	—	29,740
Multi-family real estate	7,401	—	—	—	—	7,401
Construction and land development	961	202	39	—	—	1,202
C&I/Agricultural operating:						
Commercial and industrial	19,391	9	301	—	—	19,701
Agricultural operating	4,482	—	411	—	—	4,893
Residential mortgage:						
Residential mortgage	31,782	—	1,999	—	—	33,781
Consumer installment:						
Other consumer	644	—	4	—	—	648
Total acquired loans	$ 213,884	$ 11,087	$ 11,892	$ —	$ —	$ 236,863
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 543,925	$ 11,382	$ 4,755	$ —	$ —	$ 560,062
Agricultural real estate	66,001	378	6,286	—	—	72,665
Multi-family real estate	120,892	299	—	—	—	121,191
Construction and land development	87,069	202	3,517	—	—	90,788
C&I/Agricultural operating:						
Commercial and industrial	97,149	25	3,310	—	—	100,484
Agricultural operating	25,743	22	2,142	—	—	27,907
Residential mortgage:						
Residential mortgage	101,331	—	5,415	—	—	106,746
Purchased HELOC loans	4,715	—	234	—	—	4,949
Consumer installment:						
Originated indirect paper	20,196	—	181	—	—	20,377
Other consumer	10,894	—	50	—	—	10,944
Gross Loans Before SBA PPP Loans	$ 1,077,915	$ 12,308	$ 25,890	$ —	$ —	$ 1,116,113
SBA PPP loans	74,925	—	—	—	—	74,925
Gross loans	$ 1,152,840	$ 12,308	$ 25,890	$ —	$ —	$ 1,191,038
Less:						
Unearned net deferred fees and costs and loans in process						(5,133)
Unamortized discount on acquired loans						(4,347)
Allowance for loan losses						(16,845)
Loans receivable, net						$ 1,164,713

17

Allowance for Loan Losses (in thousand, except ratios) June 30, 2022 and Three Months Ended March 31, 2022 and Three Months Ended December 31, 2021 and Three Months Ended June 30, 2021 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 16,818 $ 16,913 $ 16,832 $ 16,860 Loans charged off: Commercial/Agricultural real estate (122) (35) — (51) C&I/Agricultural operating (247) (63) — (7) Residential mortgage (56) (12) — — Consumer installment (16) (9) (5) (15) Total loans charged off (441) (119) (5) (73) Recoveries of loans previously charged off: Commercial/Agricultural real estate 3 3 18 1 C&I/Agricultural operating 9 10 62 33 Residential mortgage 25 1 1 3 Consumer installment 11 10 5 21 Total recoveries of loans previously charged off: 48 24 86 58 Net loans charged off (“NCOs”) (393) (95) 81 (15) Additions to ALL via provision for loan losses charged to operations 400 — — — ALL, at end of period $ 16,825 $ 16,818 $ 16,913 $ 16,845 Average outstanding loan balance $ 1,328,661 $ 1,304,141 $ 1,271,956 $ 1,186,439 Ratios: NCOs (annualized) to average loans 0.12% 0.03% (0.03) % 0.01% 18

Aging Analysis
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
June 30, 2022								
Commercial/Agricultural real estate:								
Commercial real estate	$ —	$ —	$ —	$ —	$ 5,275	$ 5,275	$ 697,642	$ 702,917
Agricultural real estate	78	—	—	78	3,169	3,247	74,560	77,807
Multi-family real estate	—	—	—	—	—	—	179,929	179,929
Construction and land development	—	—	—	—	43	43	115,145	115,188
C&I/Agricultural operating:								
Commercial and industrial	7	8	—	15	211	226	138,776	139,002
Agricultural operating	146	—	—	146	555	701	23,768	24,469
Residential mortgage:								
Residential mortgage	1,032	668	712	2,412	1,122	3,534	85,041	88,575
Purchased HELOC loans	—	—	—	—	—	—	3,419	3,419
Consumer installment:								
Originated indirect paper	13	—	—	13	41	54	12,682	12,736
Other consumer	54	3	2	59	18	77	7,708	7,785
Total	$ 1,330	$ 679	$ 714	$ 2,723	$ 10,434	$ 13,157	$1,338,670	$1,351,827
March 31, 2022								
Commercial/Agricultural real estate:								
Commercial real estate	$ 1,996	$ —	$ —	$ 1,996	$ 5,503	$ 7,499	$ 682,275	$ 689,774
Agricultural real estate	895	—	—	895	3,454	4,349	71,367	75,716
Multi-family real estate	—	—	—	—	—	—	179,487	179,487
Construction and land development	—	—	—	—	129	129	87,751	87,880
C&I/Agricultural operating:								
Commercial and industrial	—	—	—	—	284	284	120,738	121,022
SBA PPP loans	—	—	—	—	—	—	2,071	2,071
Agricultural operating	1,645	—	—	1,645	1,064	2,709	26,048	28,757
Residential mortgage:								
Residential mortgage	1,444	392	398	2,234	1,334	3,568	81,205	84,773
Purchased HELOC loans	—	—	—	—	—	—	3,487	3,487
Consumer installment:								
Originated indirect paper	39	—	—	39	60	99	14,409	14,508
Other consumer	38	3	—	41	30	71	8,120	8,191
Total	$ 6,057	$ 395	$ 398	$ 6,850	$ 11,858	$ 18,708	$1,276,958	$1,295,666

19

Aging Analysis (Continued)
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
December 31, 2021								
Commercial/Agricultural real estate:								
Commercial real estate	$ 36	$ —	$ —	$ 36	$ 5,374	$ 5,410	$ 693,055	$ 698,465
Agricultural real estate	498	4	—	502	3,490	3,992	74,503	78,495
Multi-family real estate	—	—	—	—	—	—	178,349	178,349
Construction and land development	—	—	—	—	—	—	79,520	79,520
C&I/Agricultural operating:								
Commercial and industrial	—	32	—	32	298	330	121,837	122,167
SBA PPP loans	—	—	—	—	—	—	8,755	8,755
Agricultural operating	1,123	—	—	1,123	993	2,116	29,472	31,588
Residential mortgage:								
Residential mortgage	1,471	487	156	2,114	1,268	3,382	87,608	90,990
Purchased HELOC loans	117	—	—	117	165	282	3,589	3,871
Consumer installment:								
Originated indirect paper	38	27	—	65	55	120	15,851	15,971
Other consumer	58	10	4	72	22	94	8,780	8,874
Total	$ 3,341	$ 560	$ 160	$ 4,061	$ 11,665	$ 15,726	$1,301,319	$1,317,045
June 30, 2021								
Commercial/Agricultural real estate:								
Commercial real estate	$ 480	$ —	$ —	$ 480	$ 1,027	$ 1,507	$ 558,555	$ 560,062
Agricultural real estate	5	—	—	5	3,716	3,721	68,944	72,665
Multi-family real estate	—	—	—	—	—	—	121,191	121,191
Construction and land development	—	—	—	—	—	—	90,788	90,788
C&I/Agricultural operating:								
Commercial and industrial	175	—	—	175	313	488	99,996	100,484
SBA PPP loans	—	—	—	—	—	—	74,925	74,925
Agricultural operating	287	—	—	287	1,163	1,450	26,457	27,907
Residential mortgage:								
Residential mortgage	979	673	536	2,188	1,534	3,722	103,024	106,746
Purchased HELOC loans	117	94	—	211	234	445	4,504	4,949
Consumer installment:								
Originated indirect paper	113	14	5	132	63	195	20,182	20,377
Other consumer	41	33	2	76	25	101	10,843	10,944
Total	$ 2,197	$ 814	$ 543	$ 3,554	$ 8,075	$ 11,629	$1,179,409	$1,191,038

20

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Balance, beginning of period	$ 11,858	$ 11,665	$ 11,706	$ 8,075	$ 8,678
Additions	1,918	720	428	4,859	863
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(437)	(15)	(1)	(24)	(58)
Transfers to OREO	(65)	—	(19)	—	—
Return to accrual status	—	(51)	(30)	—	(696)
Payments received	(2,830)	(461)	(422)	(1,202)	(712)
Other, net	(10)	—	3	(2)	—
Balance, end of period	$ 10,434	$ 11,858	$ 11,665	$ 11,706	$ 8,075

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Balance, beginning of period	$ 1,360	$ 1,406	$ 2	$ 129	$ 57
Loans transferred in	65	—	46	—	—
Branch properties transferred in	—	—	1,360	—	79
Sales	—	(45)	—	(124)	(5)
Write-downs	—	—	—	—	—
Other, net	2	(1)	(2)	(3)	(2)
Balance, end of period	$ 1,427	$ 1,360	$ 1,406	$ 2	$ 129

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	June 30, 2022		March 31, 2022		December 31, 2021		June 30, 2021	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	10	$ 2,049	10	$ 2,085	11	$ 4,618	14	$ 4,841
C&I/Agricultural Operating	4	1,182	2	608	3	649	6	3,804
Residential mortgage	36	2,915	35	2,924	36	2,681	40	3,040
Consumer installment	3	17	5	28	6	36	7	51
Total loans	53	$ 6,163	52	$ 5,645	56	$ 7,984	67	$11,736

21

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable difference:

	(in thousands)				
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Non-accretable difference, beginning of period	$ 509	$ 653	$ 686	$ 823	$ 966
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	—	—
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(70)	(26)	(2)	(8)	(37)
Transfers from non-accretable difference to accretable discount	(29)	(86)	(31)	(129)	(106)
Non-accretable difference used to reduce loan principal balance	—	(32)	—	—	—
Non-accretable difference, end of period	$ 410	$ 509	$ 653	$ 686	$ 823

The table below provides the changes in accretable discount for acquired loans.

Accretable discount:

	(in thousands)				
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Accretable discount, beginning of period	$ 2,758	$ 2,947	$ 3,380	$ 3,524	$ 3,683
Additions to accretable discount for acquired performing loans	—	—	—	—	—
Accelerated accretion from payoff of certain purchased credit impaired loans with transferred non-accretable difference	(308)	(11)	(200)	(12)	—
Transfers from non-accretable difference to accretable discount	29	86	31	129	106
Scheduled accretion	(255)	(264)	(264)	(261)	(265)
Accretable discount, end of period	$ 2,224	$ 2,758	$ 2,947	$ 3,380	$ 3,524

22

The table below lists the SBA PPP loans and net deferred loan fee accretion balances related to 2020 and 2021 SBA PPP loan originations:

	2020 Originations		2021 Originations		Total	
	Balance	Net Deferred Fee Income	Balance	Net Deferred Fee Income	Balance	Net Deferred Fee Income
SBA PPP loans, January 1, 2021	$ 123,702	$ 2,991	$ —	$ —	$ 123,702	$ 2,991
2021 SBA PPP loan originations	—	—	47,467	1,770	47,467	1,770
Less: 2021 SBA PPP loan forgiveness and fee accretion	(52,238)	(1,706)	—	(44)	(52,238)	(1,750)
SBA PPP loans, March 31, 2021	71,464	1,285	47,467	1,726	118,931	3,011
2021 SBA PPP loan originations	—	—	8,323	1,715	8,323	1,715
Less: 2021 SBA PPP loan forgiveness and fee accretion	(50,057)	(977)	(2,272)	(332)	(52,329)	(1,309)
SBA PPP loans, June 30, 2021	21,407	308	53,518	$ 3,109	74,925	3,417
2021 SBA PPP loan originations	—	—	64	9	64	9
Less: 2021 SBA PPP loan forgiveness and fee accretion	(18,286)	(279)	(25,402)	(1,599)	(43,688)	(1,878)
SBA PPP Loans, September 30, 2021	3,121	29	28,180	1,519	31,301	1,548
2021 SBA PPP loan originations	—	—	—	—	—	—
Less: 2021 SBA PPP loan forgiveness and fee accretion	(993)	(25)	(21,553)	(1,226)	(22,546)	(1,251)
SBA PPP Loans, December 31, 2021	2,128	4	6,627	293	8,755	297
Less: 2022 SBA PPP loan forgiveness and fee accretion	(886)	(3)	(5,798)	(255)	(6,684)	(258)
SBA PPP loans, March 31, 2022	1,242	1	829	38	2,071	39
Less: 2022 SBA PPP loan forgiveness and fee accretion	(1,242)	(1)	(829)	(38)	(2,071)	(39)
SBA PPP loans, June 30, 2022	$ —	$ —	$ —	$ —	$ —	$ —

23

On November 30, 2020, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. was authorized to repurchase 557 thousand shares of its common stock, or approximately 5% of the outstanding shares on that date. Repurchases made during the quarter ended September 30, 2021, used all remaining shares authorized under this share repurchase program. On July 23, 2021, the Board of Directors adopted a new share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. Under this new share repurchase program, no shares were repurchased during the quarter ended June 30, 2022 and approximately 18 thousand shares were repurchased during the quarter ended March 31, 2022. As of June 30, 2022, there were 10.5 million shares outstanding and an additional 354 thousand shares could be repurchased under the program. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Six Months Ended June 30, 2022 March 31, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Basic Net income attributable to common shareholders $ 4,366 $ 4,706 $ 4,706 $ 9,072 $ 10,212 Weighted average common shares outstanding 10,530 10,527 10,778 10,528 10,879 Basic earnings per share $ 0.41 $ 0.45 $ 0.44 $ 0.86 $ 0.94 Diluted Net income attributable to common shareholders $ 4,366 $ 4,706 $ 4,706 $ 9,072 $ 10,212 Weighted average common shares outstanding 10,530 10,527 10,778 10,528 10,879 Add: Dilutive stock options outstanding 12 14 12 13 8 Average shares and dilutive potential common shares 10,542 10,541 10,790 10,541 10,887 Diluted earnings per share $ 0.41 $ 0.45 $ 0.44 $ 0.86 $ 0.94 Common stock issued and outstanding 10,530 10,527 10,696 10,530 10,696 24

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights June 30, 2022 (unaudited) March 31, 2022 (unaudited) December 31, 2021 (audited) June 30, 2021 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.4% 11.1% 10.0% 9.7% 5.0% Tier 1 capital (to risk weighted assets) 13.2% 13.7% 12.2% 13.5% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.2% 13.7% 12.2% 13.5% 6.5% Total capital (to risk weighted assets) 14.3% 14.9% 13.4% 14.7% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights June 30, 2022 (unaudited) March 31, 2022 (unaudited) December 31, 2021 (audited) June 30, 2021 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 8.2% 8.0% 7.9% 7.5% 4.0% Tier 1 capital (to risk weighted assets) 9.6% 9.9% 9.7% 10.4% 6.0% Common equity tier 1 capital (to risk weighted assets) 9.6% 9.9% 9.7% 10.4% 4.5% Total capital (to risk weighted assets) 15.1% 15.8% 13.1% 14.2% 8.0% 25

Non-GAAP Financial Measures

This earnings supplement contains non-GAAP financial measures, such as net income as adjusted and net income as adjusted per share, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods.

Net income as adjusted and net income as adjusted per share are non-GAAP measures that eliminate the impact of certain expenses such as acquisition and branch closure costs and related data processing termination fees, legal costs, severance pay, accelerated depreciation expense and lease termination fees, the gain on sale of branch deposits and fixed assets and the net impact of the Tax Cuts and Jobs Act of 2017, which management believes enhances investors' ability to better understand the underlying business performance and trends related to core business activities. Merger related charges represent expenses to either satisfy contractual obligations of acquired entities without any useful benefit to the Company or to convert and consolidate customer records onto the Company platforms. These costs are unique to each transaction based on the contracts in existence at the merger date.

Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this earnings supplement. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other banks and financial institutions.

Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended	
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
GAAP pretax income	$ 5,777	$ 6,212	$ 6,426	$ 11,989	$ 13,877
FHLB borrowings prepayment fee (1)	—	—	—	—	102
Pretax income as adjusted (2)	5,777	6,212	6,426	11,989	13,979
Provision for income tax on net income as adjusted (3)	1,411	1,506	1,720	2,917	3,692
Net income as adjusted (non-GAAP) (2)	$ 4,366	$ 4,706	$ 4,706	$ 9,072	$ 10,287
GAAP diluted earnings per share, net of tax	$ 0.41	$ 0.45	$ 0.44	$ 0.86	$ 0.94
FHLB borrowings prepayment fee	—	—	—	—	0.01
Diluted earnings per share, as adjusted, net of tax (non-GAAP)	$ 0.41	$ 0.45	$ 0.44	$ 0.86	$ 0.95
Average diluted shares outstanding	10,541,905	10,541,306	10,789,843	10,541,121	10,887,409

(1) FHLB borrowings prepayment fee resulted from the early termination of $8 million in FHLB borrowings at a weighted average rate of 2.19% and weighted average maturity of 8.75 months included in other non-interest expense in the consolidated statement of operations.

(2) Net income as adjusted is a non-GAAP measure that management believes enhances the market's ability to assess the underlying business performance and trends related to core business activities.

(3) Provision for income tax on net income as adjusted is calculated at our effective tax rate for each respective period presented.

26

The following table reports key financial metric ratios based on a net income as adjusted basis:

	Three Months Ended			Six Months Ended	
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Ratios based on net income as adjusted (non-GAAP):					
Return on average assets as adjusted[2] (annualized)	0.99 %	1.09 %	1.10 %	1.04 %	1.22 %
Return on average equity as adjusted[3] (annualized)	10.63 %	11.38 %	11.63 %	11.00 %	12.87 %

Reconciliation of Return on Average Assets as Adjusted (non-GAAP)
(in thousands, except ratios)

	Three Months Ended			Twelve Months Ended	
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
GAAP earnings after income taxes	$ 4,366	$ 4,706	$ 4,706	$ 9,072	$ 10,212
Net income as adjusted after income taxes (non-GAAP) (1)	$ 4,366	$ 4,706	$ 4,706	$ 9,072	$ 10,287
Average assets	$ 1,764,517	$ 1,750,114	$ 1,716,394	$ 1,754,722	$ 1,694,505
Return on average assets (annualized)	0.99 %	1.09 %	1.10 %	1.04 %	1.22 %
Return on average assets as adjusted (non-GAAP) (annualized)	0.99 %	1.09 %	1.10 %	1.04 %	1.22 %

(1) See Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP)

Reconciliation of Return on Average Equity as Adjusted (non-GAAP)
(in thousands, except ratios)

	Three Months Ended			Six Months Ended	
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
GAAP earnings after income taxes	$ 4,366	$ 4,706	$ 4,706	$ 9,072	$ 10,212
Net income as adjusted after income taxes (non-GAAP) (1)	$ 4,366	$ 4,706	$ 4,706	$ 9,072	$ 10,287
Average equity	$ 164,737	$ 167,746	$ 162,361	$ 166,348	$ 161,186
Return on average equity (annualized)	10.63 %	11.38 %	11.63 %	11.00 %	12.78 %
Return on average equity as adjusted (non-GAAP) (annualized)	10.63 %	11.38 %	11.63 %	11.00 %	12.87 %

(1) See Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP)

[1] *Net income as adjusted and net income as adjusted per share are non-GAAP financial measures that management believes enhances investors' ability to better understand the underlying business performance and trends related to core business activities. For a detailed reconciliation of GAAP to non-GAAP results, see the accompanying financial table "Reconciliation of GAAP Net Income and Net Income as Adjusted (non-GAAP)".*

[2] *Return on average assets as adjusted is a non-GAAP measure that management believes enhances investors' ability to better understand the underlying business performance and trends relative to average assets. For a detailed reconciliation of GAAP to non-GAAP results, see the accompanying financial table "Reconciliation of Return on Average Assets as Adjusted (non-GAAP)".*

[3] *Return on average equity as adjusted is a non-GAAP measure that management believes enhances investors' ability to better understand the underlying business performance and trends relative to average equity. For a detailed reconciliation of GAAP to non-GAAP results, see the accompanying financial table "Reconciliation of Return on Average Equity as Adjusted (non-GAAP)".*

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